Exhibit 99.1

Joint Filing Agreement

The undersigned hereby agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and that all subsequent amendments to this statement on Schedule 13G may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned further agree that this agreement may be included as an exhibit to such filing. This agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

Date: February 8, 2023

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ Jeffrey B. Meskin
	Name:	Jeffrey B. Meskin
	Title:	Partner

BBH CAPITAL PARTNERS V, L.P. By: BBH Private Capital Management V, LLC, its general partner

By:	/s/ Jeffrey B. Meskin
	Name:	Jeffrey B. Meskin
	Title:	Partner of BBH & Co., Managing Member of BBH Private Capital Management V, LLC

BBH CAPITAL PARTNERS V-A, L.P. By: BBH Private Capital Management V, LLC, its general partner

By:	/s/ Jeffrey B. Meskin
	Name:	Jeffrey B. Meskin
	Title:	Partner of BBH & Co., Managing Member of BBH Private Capital Management V, LLC

BBH CPV WCC CO-INVESTMENT LLC By: BBH Private Capital Management V, LLC, its manager

By:	/s/ Jeffrey B. Meskin
	Name:	Jeffrey B. Meskin
	Title:	Partner of BBH & Co., Managing Member of BBH Private Capital Management V, LLC

Jeffrey B. Meskin

By:	/s/ Jeffrey B. Meskin
	Name:	Jeffrey B. Meskin
	Title:	Partner, BBH & Co.; Member, BBH Private Capital Management V, LLC

Patrick Kruczek

By:	/s/ Patrick Kruczek
	Name:	Patrick Kruczek
	Title:	Managing Director, BBH & Co.; Member, BBH Private Capital Management V, LLC

JP Paquin

By:	/s/ JP Paquin
	Name:	JP Paquin
	Title:	Partner, BBH & Co.; Member, BBH Private Capital Management V, LLC

Bradley Langer

By:	/s/ Bradley Langer
	Name:	Bradley Langer
	Title:	Managing Director, BBH & Co.; Member, BBH Private Capital Management V, LLC

Michael Boylan

By:	/s/ Michael Boylan
	Name:	Michael Boylan
	Title:	Managing Director, BBH & Co.; Member, BBH Private Capital Management V, LLC